BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 13, 2015 12:15 PM Pacific Time

Incorporation Number: **BC1023108**

Recognition Date and Time: *Incorporated on December 23, 2014 03:58 PM Pacific Time*

NOTICE OF ARTICLES

A BC company must REMOVE from the face of each share certificate the following statement:

"The shareholders of this company are jointly and severally liable to satisfy the debts and liabilities of this company to the extent provided in section 51.3 of the Business Corporations Act."

Name of Company:

CIVEO CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
250 HOWE STREET, 20TH FLOOR
VANCOUVER BC V6C 3R8
CANADA

Delivery Address:
250 HOWE STREET, 20TH FLOOR
VANCOUVER BC V6C 3R8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
250 HOWE STREET, 20TH FLOOR
VANCOUVER BC V6C 3R8
CANADA

Delivery Address:
250 HOWE STREET, 20TH FLOOR
VANCOUVER BC V6C 3R8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Dodson, Bradley J.

Mailing Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Delivery Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Last Name, First Name, Middle Name:
Lambert, Martin A.

Mailing Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Delivery Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Last Name, First Name, Middle Name:
Blankenship, C. Ronald

Mailing Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Delivery Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Last Name, First Name, Middle Name:
Navarre, Richard A.

Mailing Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Delivery Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Last Name, First Name, Middle Name:
Moore, Constance B.

Mailing Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Delivery Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Last Name, First Name, Middle Name:
Swanson, Douglas E.

Mailing Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Delivery Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Last Name, First Name, Middle Name:
Szalkowski, Charles

Mailing Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

Delivery Address:
THREE ALLEN CENTER
333 CLAY STREET, SUITE 4980
HOUSTON TX 77002
UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

July 13, 2015

AUTHORIZED SHARE STRUCTURE

1.	550,000,000	Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	50,000,000	Class A Preferred Shares	Without Par Value With Special Rights or Restrictions attached
1.	50,000,000	Series 1	Special Rights or Restrictions are attached
3.	50,000,000	Class B Preferred Shares	Without Par Value With Special Rights or Restrictions attached
1.	50,000,000	Series 1	Special Rights or Restrictions are attached